                             CONTRIBUTION AGREEMENT
                             ----------------------

     THIS CONTRIBUTION AGREEMENT (this "Agreement"), dated as of July 22, 2004, is made by and among GB Holdings, Inc., a Delaware corporation ("Parent") and Greate Bay Hotel and Casino, Inc., a New Jersey corporation ("Operating"; and together with Parent, sometimes referred to as "Transferors") and Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation ("Atlantic Holdings") and ACE Gaming, LLC, a New Jersey limited liability company ("ACE Gaming"; and together with Atlantic Holdings, sometimes referred to as "Transferees").

                                   BACKGROUND
                                   ----------

     A. Operating is a wholly-owned subsidiary of Parent. Operating owns and operates the Sands Hotel and Casino in Atlantic City, New Jersey ("The Sands"). Atlantic Holdings is a newly formed, wholly-owned subsidiary of Operating. Operating owns one (1) share of the common stock of Atlantic Holdings, which (1) share represents all of the outstanding stock of Atlantic Holdings (the "Existing Atlantic Holdings Stock"). ACE Gaming is a newly formed, wholly-owned subsidiary of Atlantic Holdings. Immediately prior to the Tier 1 Contribution (as defined herein), GB Property Funding Corp., a Delaware corporation ("Funding") and a wholly-owned subsidiary of Parent, will be merged with and into Atlantic Coast Depository, LLC, a Delaware limited liability company ("AC Depository") and a wholly-owned subsidiary of Operating, with AC Depository as the surviving entity of such merger (the "Funding Merger"), such that all of the assets and liabilities of Funding shall become the assets and liabilities of AC Depository. In conjunction with the formation of AC Depository and pursuant to the terms of that certain Assignment and Assumption Agreement dated as of July 22, 2004 by and between Operating and AC Depository, AC Depository assumed the obligations of Operating under that certain Greate Bay Hotel and Casino, Inc. 11% Intercompany Note in the principal amount of $110,000,000 due 2005 made by Operating and Funding (the "Mirror Note").

     B. Atlantic Holdings and ACE Gaming engaged in that certain Consent Solicitation and Offer to Exchange detailed in that certain Form S-4 Registration Statement, No. 333-110485, filed on June 1, 2004 by Atlantic Holdings and ACE Gaming with the United States Securities and Exchange Commission (the "SEC") (the "Note Registration Statement"). Pursuant to the terms of the exchange offer detailed in the Note Registration Statement (the "Exchange Offer"), Atlantic Holdings is offering the holders of those certain 11% Notes due 2005 (the "Existing Notes") issued by Funding, the opportunity to exchange such notes for (1) $100 in cash for each $1,000 principal amount of Existing Notes exchanged (the "Cash Payment"); (2) on a dollar for dollar basis, 3% Notes due 2008 (the "New Notes") issued by Atlantic Holdings; and (3) the accrued but unpaid interest on the Existing Notes. The New Notes shall be governed by the terms of that certain Indenture dated July 22, 2004, by and among Atlantic Holdings, ACE Gaming and Wells Fargo Bank, National Association, as Trustee (the "New Note Indenture"). Upon issuance of the New Notes, and otherwise in accordance with the terms of the Exchange Offer, Atlantic Holding shall cancel all Existing Notes tendered for exchange.

     C. Parent is also conducting a proxy solicitation under a Proxy Statement and Prospectus on Form S-4 Registration Statement, No. 333-110484, filed on June 1, 2004 by Atlantic Holdings as registrant with the SEC (the "Common Stock Registration Statement"). Pursuant to the terms of the Transaction (as defined in the Common Stock Registration Statement), prior to the consummation of the Transaction, the holders of a majority of the outstanding stock of Parent were required to and did vote in favor of the Transaction at a meeting of the stockholders of Parent on June 30, 2004.

     D. As a predicate to the Exchange Offer, in connection with the capitalization of Atlantic Holdings and ACE Gaming, and subject to receipt of the consent of (1) the holders of a majority of the outstanding stock of Parent, and (2) the holders of a majority of the aggregate principal amount of the Existing Notes, (a) (i) Parent desires to contribute to Operating all of Parent's assets, other than the stock of Operating, and (ii) Operating desires to contribute to Atlantic Holdings all of Operating's assets, other than the membership interests in AC Depository and the stock of Atlantic Holdings, but including the assets obtained from Parent all as more fully set forth herein (the "Tier 1 Contribution"), and (b) Atlantic Holdings desires to contribute to ACE Gaming all of the assets obtained in the Tier 1 Contribution, but specifically excluding the membership interests of ACE Gaming (the "ACE Gaming Membership Interests"), less cash in an amount of approximately $9,500,000 necessary to fund the expenses of the Transaction, all as more fully set forth herein (the "Tier 2 Contribution"; and together with the Tier 1 Contribution, the "Asset Contributions").

     E. In consideration of the Tier 1 Contribution, Atlantic Holdings, among other things, shall issue to Operating certain securities of Atlantic Holdings and Atlantic Holdings shall assume all liabilities, other than the Excluded Liabilities (as defined herein), relating to the assets contributed to it by Transferors. The securities to be issued by Atlantic Holdings shall be determined by reference to the outcome of the Exchange Offer. If 100% of the Existing Notes are exchanged for New Notes, then Atlantic Holdings will issue to Operating 27.5% (on a fully diluted basis immediately after consummation of the Transactions and without giving effect to any further issuance not related to such Transaction) of the outstanding common stock, par value $0.01 per share, of Atlantic Holdings (the "Atlantic Holdings Common Stock"), less the Existing Atlantic Holdings Stock. If less than 100% of the Existing Notes are exchanged for New Notes, then Atlantic Holdings will issue to Operating (1) warrants to purchase shares of Atlantic Holdings Common Stock at a purchase price of $0.01 per share (the "Warrants") representing 27.5% (on a fully diluted basis immediately after consummation of the Transaction and without giving effect to any further issuance not related to such Transaction) of the outstanding Atlantic Holdings Common Stock, and (2) a portion of the Atlantic Holdings Common Stock equal to the product of (y) 72.5% and (z) a fraction, the numerator of which is the total principal amount of the Existing Notes that are not exchanged for New Notes and the denominator of which is the total principal amount of the Existing Notes outstanding immediately prior to the completion of the Exchange Offer (being $110,000,000), less the Existing Atlantic Holdings Stock. The Atlantic Holdings Common Stock and the Warrants, if any, issued by Atlantic Holdings in connection with the Exchange Offer, as described above, are sometimes collectively referred to as the "Atlantic Holdings Securities".

     F. In consideration of the Tier 2 Contribution, ACE Gaming, among other things, shall assume all liabilities (other than the Tier 1 Excluded Liabilities and the Tier 2 Excluded Liabilities, as such terms are defined herein) relating to the assets contributed to it by Atlantic Holdings and ACE Gaming shall guarantee the New Notes and grant liens upon substantially all of the assets of ACE Gaming for the benefit of the holders of the New Notes, all as more fully set forth herein.

     G. Following the Tier 1 Contribution and the Tier 2 Contribution and after the effectiveness of the exchange transactions contemplated by the Exchange Offer and the cancellation of the Existing Notes tendered in the Transaction, Operating and AC Depository will each be merged with and into Parent, with Parent as the surviving entity, such that all of the assets and liabilities of Operating and AC Depository shall become the assets and liabilities of Parent (the merger of Operating and AC Depository into Parent, the "Operating Merger").

     H. For Federal income tax purposes, it is intended that the asset contribution described in clause (ii) of the Tier 1 Contribution and the Operating Merger qualify as a "reorganization" under the provisions of Section 368(a)(i)(F) of the Internal Revenue Code of 1986, as amended (the "Code") and Parent, Operating, and Atlantic Holdings hereby adopt this Agreement as a plan of reorganization.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and the other agreements being entered in connection with the Exchange Offer and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Tier 1 Contribution.

         1.1 Capital Contribution. Effective as of the date hereof, (i) Parent hereby contributes, transfers, assigns and conveys to Operating all right, title and interest in and to all of the assets of Parent, both tangible and intangible, of every nature and type whatsoever, other than its stock in Operating, and (ii) Operating hereby contributes, transfers, assigns and conveys to Atlantic Holdings all right, title and interest in and to all of the assets both tangible and intangible of every nature and type whatsoever of Operating (including those obtained pursuant to clause (i) of this Section 1.1) less only those "Excluded Assets" listed on Schedule 1.1 hereto (the assets so transferred being referred to collectively as the "Tier 1 Assets").

         1.2 Conveyance of the Tier 1 Assets. As of the date hereof, or as soon after the date hereof as practicable, Transferors shall:

               (i) place Atlantic Holdings in effective possession, control and operation of the Tier 1 Assets and deliver to Atlantic Holdings all Tier 1 Assets, title to which is capable of passing by delivery; and

               (ii) deliver to Atlantic Holdings duly executed assignments or other instruments and documentation reasonably required to transfer to Atlantic Holdings all right, title and interest in and to the Tier 1 Assets.

         1.3. Consideration. In consideration of the Tier 1 Contribution, Atlantic Holdings, on behalf of itself and its subsidiaries now existing and hereafter acquired, hereby:

               (i) accepts all right, title and interest in and to the Tier 1 Assets and does hereby assume and agree to promptly and fully pay, perform and discharge when due all obligations and liabilities associated with the Tier 1 Assets, other than and excluding those obligations, liabilities and other matters listed or referred to on Schedule 1.3(i) hereto which are expressly not assumed (the "Tier 1 Excluded Liabilities") (the obligations and liabilities so assumed collectively referred to as the "Atlantic Holdings Assumed Liabilities"); and

               (ii) agrees to indemnify Transferors against all actions, proceedings, costs, liabilities, damages, claims and demands arising out of the Atlantic Holdings Assumed Liabilities or the operation of The Sands by Atlantic Holdings or its transferee subsequent to the date hereof (other than and excluding the Tier 1 Excluded Liabilities and any matters related thereto or arising therefrom) except insofar as such actions, proceedings, costs, damages, claims and demands arise out of the gross negligence or willful misconduct of Transferors or a breach of any of the representations and warranties of Transferors contained in Section 1.4; and

               (iii) agrees to issue to Operating or its designee the Atlantic Holdings Securities in such form and amounts as is required under the terms of the Exchange Offer;

               (iv) agrees to (a) acquire those Existing Notes which are tendered in connection with the Exchange Offer, (b) issue New Notes in consideration of such tender as required by the terms of the Exchange Offer, and
(c) cancel those Existing Notes which are tendered in connection with the Exchange Offer; and

               (v) undertakes to provide to Parent the Permitted Payment (as that term is defined in the New Note Indenture).

         1.4. Transferors' Representations and Warranties. Transferors hereby represent and warrant to Atlantic Holdings that, as of the date hereof:

               1.4.1 Organization and Existence. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Operating is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Transferors have all requisite corporate power and authority to own and operate their properties, to carry on their business as now conducted and as proposed to be conducted, to enter into the Exchange Offer and to carry out the transactions contemplated by the Registration Statement. AC Depository is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. AC Depository has all requisite limited liability company power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to carry out the transactions contemplated hereby.

               1.4.2 Due Authorization. The execution, delivery and performance of all documents contemplated by the Registration Statement have been duly authorized by all necessary corporate action on the part of Transferors.

               1.4.3 Due Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by Transferors in accordance with its terms and represents the legal, valid and binding agreement of Transferors enforceable against Transferors in accordance with its terms.

               1.4.4 No Conflicts. Except as set forth on Schedule 1.4.4, the execution, delivery and performance of this Agreement by Transferors, and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of (i) any of the terms or provisions of, or constitute a default or cause an acceleration or any obligation under, or result in the imposition or creation of (or the obligation to create or impose), any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien") with respect to any obligation, bond agreement, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which Transferors or any of their affiliates is a party or by which Transferors or any of their affiliates is bound or to which any of the properties or assets of Transferors or any of their affiliates (including, without limitation, the Tier 1 Assets) may be subject or (ii) any Federal, state or local law, rule, administrative regulation or ordinance or order of any court or governmental agency, body or official having jurisdiction over Transferors or any of the Tier 1 Assets, except, in the case of clause (i), for immaterial breaches of contracts.

               1.4.5 No Consents or Approvals. Except as set forth on Schedule 1.4.5, no authorization, approval, consent or order of, or filing with, (i) any court or governmental body, agency or official, including the New Jersey Casino Control

Commission, the New Jersey Division of Gaming Enforcement and the New Jersey Department of Environmental Protection, or (ii) any other third party is necessary in connection with any material element of the transactions contemplated by this Agreement, except those that have been obtained or made, and are in full force and effect or which are immaterial in nature.

               1.4.6 Title to Tier 1 Assets. Except as set forth on Schedule 1.4.6, Transferors have good title to the Tier 1 Assets, free and clear of any Liens.

     2. Tier 2 Contribution.

         2.1 Capital Contribution. Immediately following the Tier 1 Contribution and the issuance of the Atlantic Holdings Securities, Atlantic Holdings hereby contributes, transfers, assigns and conveys to ACE Gaming all right, title and interest in and to all of the Tier 1 Assets, less only (a) cash in an amount necessary to fund the Cash Payment and the accrued and unpaid interest paid on those Existing Notes being exchanged in the Exchange Offer, (b) cash in the amount of approximately $9,500,000 necessary to fund the related expenses incurred in completing the Transaction and (c) those "Excluded Assets" listed on
Schedule 2.1 hereto (the assets so transferred being referred to collectively as the "Tier 2 Assets" and collectively with the Tier 1 Assets, the "Assets").

         2.2 Conveyance of the Tier 2 Assets. As of the date hereof, or as soon after the date hereof as practicable, Atlantic Holdings shall:

               (i) place ACE Gaming in effective possession, control and operation of the Tier 2 Assets and deliver to ACE Gaming all Tier 2 Assets, title to which is capable of passing by delivery; and

               (ii) deliver to ACE Gaming duly executed assignments or other instruments and documentation reasonably required to transfer to ACE Gaming all right, title and interest in and to the Tier 2 Assets.

         2.3. Consideration. In consideration of the Tier 2 Contribution, ACE Gaming, on behalf of itself and its subsidiaries now existing and hereafter acquired, hereby:

               (i) accepts all right, title and interest in and to the Tier 2 Assets and does hereby assume and agree to promptly and fully pay, perform and discharge when due all obligations and liabilities of Atlantic Holdings, other than and exclusive of the obligations, liabilities and other matters listed on or referred to on Schedule 2.3(i) hereto which are expressly not assumed (the "Tier 2 Excluded Liabilities") (the obligations and liabilities so assumed collectively referred to as the "ACE Gaming Assumed Liabilities"); and

               (ii) agrees to indemnify Atlantic Holdings against all actions, proceedings, costs, liabilities, damages, claims and demands arising in connection with the ACE Gaming Assumed Liabilities or the operation of The Sands by ACE Gaming or its transferee subsequent to the date hereof (other than and excluding the Tier 2 Excluded Liabilities and any matters arising therefrom or relating thereto) except insofar as such actions, proceedings, costs, damages, claims and demands arise out of the gross negligence or willful misconduct of Atlantic Holdings or a breach of any of the representations and warranties of Atlantic Holdings contained in Section 2.4; and

               (iii) undertakes to provide to Atlantic Holdings the funds necessary to make the Permitted Payment.

               (iv) agrees to take such actions and execute such documents as may be necessary to effectively (a) guaranty each and every obligation of Atlantic Holdings described in the New Notes and the New Note Indenture, and (b) pledge as security for such guaranty all or substantially all of the assets of ACE GAMING.

         2.4. Atlantic Holdings' Representations and Warranties. Atlantic Holdings hereby represents and warrants to ACE Gaming that, as of the date hereof:

               2.4.1 Organization and Existence. Atlantic Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Atlantic Holdings has all requisite corporate power and authority and limited liability company power and authority, respectively, to own and operate their properties, to carry on their business as now conducted and as proposed to be conducted, to enter into the Exchange Offer and to carry out the transactions contemplated by the Registration Statement.

               2.4.2 Due Authorization. The execution, delivery and performance of all documents contemplated by the Registration Statement have been duly authorized by all necessary corporate action on the part of Transferors.

               2.4.3 Due Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by Atlantic Holdings in accordance with its terms and represents the legal, valid and binding agreement of Atlantic Holdings enforceable against Atlantic Holdings in accordance with its terms.

               2.4.4 No Conflicts. Except as set forth on Schedule 2.4.4, the execution, delivery and performance of this Agreement by Atlantic Holdings, and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of (i) any of the terms or provisions of, or constitute a default or cause an acceleration or any obligation under, or result in the imposition or creation of (or the obligation to create or impose), Lien with respect to any obligation, bond agreement, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which Atlantic

Holdings or any of its affiliates is a party or by which Atlantic Holdings or any of its affiliates is bound or to which any of the properties or Tier 2 Assets of Atlantic Holdings or any of its affiliates (including, without limitation, the Tier 2 Assets) may be subject or (ii) any Federal, state or local law, rule, administrative regulation or ordinance or order of any court or governmental agency, body or official having jurisdiction over Atlantic Holdings or any of the Tier 2 Assets, except, in the case of clause (i), for immaterial breaches of contracts.

               2.4.5 No Consents or Approvals. Except as set forth on Schedule 2.4.5, no authorization, approval, consent or order of, or filing with, (i) any court or governmental body, agency or official, including the New Jersey Casino Control Commission, the New Jersey Division of Gaming Enforcement and the New Jersey Department of Environmental Protection, or (ii) any other third party is necessary in connection with any material element of the transactions contemplated by this Agreement, except those that have been obtained or made, and are in full force and effect or which are immaterial in nature.

               2.4.6 Title to Tier 2 Assets. Except as set forth on Schedule 2.4.6, Atlantic Holdings has good title to the Tier 2 Assets, free and clear of any Liens.

     3. Excluded Liabilities. Parent and Operating hereby expressly represent, warrant, acknowledge and agree that neither Atlantic Holdings nor ACE Gaming has assumed or shall have any responsibility for or obligations in respect of or relating to, or arising out of, the Tier 1 Excluded Liabilities.

     4. Miscellaneous.

         4.1 Further Assurances. The Transferors shall at any time and from time to time after the date hereof, upon the request of the Transferees, execute and deliver such further instruments of conveyance and transfer, in form and substance reasonably satisfactory to Transferee's counsel, and take such other action as Transferee may reasonably request in order to more effectively convey, transfer and vest in Transferee full and complete ownership of the Assets and to enable Transferee to collect and reduce the Assets to its possession as contemplated hereby.

         4.2 Waiver; Amendment. Neither this Agreement nor any provision hereof shall be waived, amended, modified, changed, discharged or terminated except by an instrument in writing executed by Transferors and Transferees.

         4.3 Entire Agreement. This Agreement, together with the schedules hereto, sets forth the entire agreement and understanding of the parties hereof with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter thereof. No representation, promise or statement of intention has been made by any party hereto which is not embodied in this Agreement or the written schedules or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged representation, promise or statement of intention not set forth herein or therein. All of the documents referred to in the immediately preceding sentence are hereby incorporated by reference and shall be deemed a part of this Agreement with the same effect as if set forth in full herein.

         4.4 Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, this Agreement shall continue in full force and effect without said provision; provided that no such severance of any provision shall be effective if it materially changes the economic benefit of this Agreement to any party.

         4.5 Section and Other Headings. The section headings contained in this Agreement and the schedules thereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         4.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPALS THEREOF. TRANSFERORS AND TRANSFEREES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW JERSEY STATE COURT SITTING IN ATLANTIC CITY, NEW JERSEY OR ANY FEDERAL COURT SITTING IN CAMDEN, NEW JERSEY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. TRANSFERORS AND TRANSFEREES IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

         4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         4.8 Notice. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as "notice") required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by facsimile transmission with receipt acknowledged,

(iii) three (3) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested (a) if to Transferors, at c/o Sands Hotel and Casino, Indiana Avenue and Brighton Park, Atlantic City, New Jersey 08401; or
(b) if to Transferees, at c/o Sands Hotel and Casino, Indiana Avenue and Brighton Park, Atlantic City, New Jersey 08401.

         4.9 Compliance with State Gaming Regulations. Each of the provisions of this Agreement is subject to and shall be enforced in compliance with the provisions, regulations or approvals required by any statement gaming authority, including, without limitation, the New Jersey Casino Control Commission and the New Jersey Division of Gaming Enforcement.

         4.10 Third Party Rights. Nothing in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto and their respective successors, any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

         4.11 Additional and/or Corrective Transfers. Transferors and Transferees acknowledge and agree that: (i) all of the Assets are intended to be contributed, sold, assigned, transferred and conveyed to the respective Transferees on the date of this Agreement, as contemplated under Sections 1 and 2 hereof; and (ii) from and after the date hereof the Transferees are and shall be the beneficial owners of the Assets, as contemplated under Sections 1 and 2 hereof. Transferors hereby appoint and designate Transferees, and each of them, as the agents and attorney(s)-in-fact for Transferors, with full power of substitution, to effect and/or confirm the transfer to Transferees, effective as of the date hereof, of any of the Assets (whether known or unknown to the parties as of the date hereof), all as contemplated under this Agreement. In such capacity, Transferees are authorized in the name, place and stead of Transferors, or any of them, to execute, acknowledge, deliver and/or submit for filing or recording such documents or instruments (including without limitation, instruments of conveyance), and to take such other actions, as they deem necessary or appropriate, in their discretion, to accomplish the aforesaid purposes and intentions of this Agreement. The foregoing power of attorney is coupled with an interest, and shall be irrevocable. Transferors intend and agree further that the foregoing power of attorney shall survive the dissolution or other termination of Transferors, without the need for any other action or documentation by any party.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Contribution Agreement as of the date first above written.

ATTEST:                             GB HOLDINGS, INC., a Delaware corporation



/s/ Patricia M. Wild                By: /s/ Douglas S. Niethold
-----------------------------           -----------------------
Patricia M. Wild                        Douglas S. Niethold
General Counsel, Vice President         CFO and Vice President - Finance
         and Secretary


ATTEST:                             GREATE BAY HOTEL AND CASINO, INC.,
                                    a New Jersey corporation



/s/ Patricia M. Wild                By: /s/ Douglas S. Niethold
-----------------------------           -----------------------
Patricia M. Wild                        Douglas S. Niethold
General Counsel, Vice President         CFO and Vice President - Finance
         and Secretary


ATTEST: ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC., a Delaware corporation



/s/ Patricia M. Wild                By: /s/ Douglas S. Niethold
-----------------------------           -----------------------
Patricia M. Wild                        Douglas S. Niethold
General Counsel, Vice President         CFO and Vice President - Finance
         and Secretary


ATTEST:                                ACE GAMING LLC, a New Jersey limited
                                       liability company



/s/ Patricia M. Wild                By: /s/ Douglas S. Niethold
-----------------------------           -----------------------
Patricia M. Wild                        Douglas S. Niethold
General Counsel, Vice President         CFO and Vice President - Finance
         and Secretary

                                  SCHEDULE 1.1

                                 EXCLUDED ASSETS


1.       Policies of Directors and Officers Insurance.

2.       Membership Interests in AC Depository.

3.       Common Stock of Atlantic Holdings.

                                 SCHEDULE 1.3(I)
                                 ---------------

                           TIER 1 EXCLUDED LIABILITIES


1. All obligations, duties, liabilities, indemnities, debts, guarantees, covenants, agreements and other obligations of any kind or description under, in respect of, associated with, arising under or otherwise relating to the Existing Notes and the Mirror Note, including without limitation, that certain Indenture among Funding, as Issuer, Holdings and Operating, as Guarantors and the Trustee thereunder relating to the Existing Notes; Security Agreement by Funding, Operating and Holdings in favor of Trustee; $110,000,000 principal amount 11% Intercompany Note of GBHC due September 29, 2005, together with blank Irrevocable Bond Power; Mortgage, Fixture Filing and Security Agreement by Operating in favor of Trustee; Collateral Assignment of Leases by Operating in favor of Trustee; Fractional Note Pool Trust Agreement between Funding and Trustee; and any other indenture, security agreements, guaranties or other instruments related thereto. The term "Tier 1 Excluded Liabilities" shall include all of the foregoing.

                                 SCHEDULE 1.4.4
                                 --------------

                                    CONFLICTS

     None.

                                 SCHEDULE 1.4.5
                                 --------------

                             CONSENTS AND APPROVALS

     None.

                                 SCHEDULE 1.4.6
                                 --------------

                                TITLE EXCEPTIONS

1. All those certain encumbrances listed on Schedule B - Section II of that certain ALTA Loan Policy No. 102161060, issued by the Title Company of Jersey, as agent for Stewart Title Guaranty Company, dated June 22, 2004.

2. The terms of a lease, license or management agreement(s) with an energy management company(s), supplier(s), or intermediary(s) related thereto now or hereafter entered into concerning or with respect to the supply and/or management of utility services and/or the operation of existing or newly supplied equipment at the property, including, but not limited to heating, ventilation, and air-conditioning and energy production related equipment.

3. That certain unrecorded Lease Agreement for Lot 29 in Block 156 between Mortgagor as Landlord, and T&M Parking, Inc., as Tenant, dated March 20, 1996, having a month-to-month term.

4. That certain License Agreement by and between Mortgagor and Eva Daush, d/b/a Sansations Hair Salon, dated April 28, 1999, and amended March 15, 2000, for a term to expire September 15, 2000, and to be renewed upon substantially the same terms.

5. That certain License Agreement by and between Mortgagor and 21st Century Hot Dogs, LLC, dated May 16, 2003, for a term of three (3) years.

6. That certain Contract for the Sale/Purchase of Real Estate by and between Operating and Brookside Point, L.L.C. dated May 27, 2003, regarding Lot 63, block 326 in the Township of Little Egg Harbor, Ocean County, New Jersey.

                                  SCHEDULE 2.1
                                  ------------

                                 EXCLUDED ASSETS


1. Membership Interests in ACE Gaming.

                                 SCHEDULE 2.3(I)
                                 ---------------

                           TIER 2 EXCLUDED LIABILITIES

1. All obligations of Atlantic Holdings under the New Notes, other than the obligations of ACE Gaming as guarantor of the obligations of Atlantic Holdings under the New Note Indenture and the New Notes pursuant to the guaranty of ACE Gaming (which shall be undertaken by ACE Gaming in connection with the issuance of the New Notes rather than assumed as ACE Gaming Assumed Liabilities under
Section 2.3(i)).

                                 SCHEDULE 2.4.4
                                 --------------

                                    CONFLICTS

     None.

                                 SCHEDULE 2.4.5
                                 --------------

                             CONSENTS AND APPROVALS

     None.

                                 SCHEDULE 2.4.6
                                 --------------

                                TITLE EXCEPTIONS



1. All those exceptions on listed on Schedule 1.4.6.